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EXHIBIT 10.8

                               THIRD AMENDMENT TO
                          AGREEMENT AND PLAN OF MERGER
                      BY AND AMONG RALCORP HOLDINGS, INC.,
              GENERAL MILLS, INC. AND GENERAL MILLS MISSOURI, INC.

                 This Third Amendment to Agreement and Plan of Merger is dated as of January 31, 1997 by and among Ralcorp Holdings, Inc., a Missouri corporation (the "Company"), General Mills, Inc., a Delaware corporation (the "Acquiror"), and General Mills Missouri, Inc., a Missouri corporation and a wholly-owned subsidiary of Acquiror ("Merger Sub").

                 WHEREAS, the parties hereto are parties to an Agreement and Plan of Merger dated as of August 13, 1996, as amended by that certain Amendment to Agreement and Plan of Merger dated as of October 25, 1996 and as amended by that certain Second Amendment to Agreement and Plan of Merger dated as of January 29, 1997 (the "Merger Agreement");

                 WHEREAS, the parties desire to amend the Merger Agreement as hereinafter set forth.

                 NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in the Merger Agreement and this Second Amendment, the parties hereto agree as follows:

                 1. Section 1.5(a) of the Merger Agreement is hereby amended by deleting the words "Merger Sub" and substituting therefor the word "Company."

                 2. The parties hereto agree that at the Effective Time the 1,000 shares of common stock of Merger Sub owned by Acquiror (being all of the issued and outstanding shares of Merger Sub) shall be cancelled and the Surviving Corporation shall issue to Acquiror 1,000 shares of common stock in replacement thereof.

                 3. Acquiror hereby agrees to make all appropriate filings to evidence the reduction in the stated capital of the Surviving Corporation as a result of the Merger.






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                 IN WITNESS WHEREOF, Acquiror, Merger Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.


                                  GENERAL MILLS, INC.

                                  By:  /s/ T. J. Brown
                                     --------------------------------------
                                  Name:  T. J. Brown
                                  Title:  Vice President


                                  GENERAL MILLS MISSOURI, INC.

                                  By:  /s/ T. J. Brown
                                     --------------------------------------
                                  Name:  T. J. Brown
                                  Title:  Vice President


                                  RALCORP HOLDINGS, INC.

                                  By:  /s/ Robert W. Lockwood
                                     --------------------------------------
                                  Name:  Robert W. Lockwood
                                  Title:  Vice President, General Counsel
                                  and Secretary





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